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V.2

Earn 8% APY with Figure Markets’ New $15M RWA Pool

We have officially opened the first-ever decentralized RWA pool in our borrow/lend pools, Democratized Prime. This means you can now earn a targeted 8% APY by lending into a $15 million pool backed by Home Equity Lines originated by Figure, the same team that’s helped unlock $15 billion in homeowner equity over the years.

Home-equity borrowers pay ~9.5 % interest to @Figure for their Home Equity Lines of Credit. Since @Figure is so profitable on these, they put $120M of cash into their coffers last year. These same loans are getting put into Figure Markets for you to lend against which means you are indirectly tapping into that $120M in Figure profits.

To get started, go here: https://lnkd.in/eB22EXzv. Deposit USD / USDC then pick “xx” and Lend. Interest will start ticking right away and compounds daily. Withdrawals are processed hourly.

How Figure Benefits - And How Institutions Can Too:

Figure is the largest non-back lender for HELOCs. In the past year, Figure has generated strong positive EBITDA. They want to borrow cash against some of their HELOCs to issue more HELOCs to homeowners, and in doing so, pass yield back to lenders - both retail and institutions alike.

Some of Figure’s loans are fully performing HELOCs and earn ~9.3 % but tie up 100 % of the firm’s equity in those loans. Here’s how they freed up capital:

1.	Figure tokenized their HELOCand dropped it into Democratized Prime on Figure Markets. .
2.	An institution then stepped in and funded an 80% advance at 8%, paid in YLDS, an SEC-registered yield-bearing stablecoin which returns ~4% (SOFR - 50bps) at the moment, for an incremental 4% gain to 8% total..
3.	The freed-up equity will go straight into funding new HELOC originations. That means they were able to recycle capital instead of waiting for repayment which drastically increased ROE.

Result: ROE on the loans in the pool jumped from ≈ 9.3 % to ≈ 34%.

Want to unlock balance-sheet liquidity? Reach out to the Figure Markets team at Marketing@FigureMarkets.com and we’ll help get you setup as either an institution/borrower or a lender (both retail or institutions)

Disclosures: *8% represents the initial lending rate prior to any offers by lenders into Democratized Prime. This rate is not guaranteed and is subject to change as new offers are placed. Democratized Prime uses a

Dutch auction method for its borrowers/lenders. There is an inherent risk due to interest rate volatility in a Dutch auction interest rates in the auction may rise rapidly. At the time of acceptance, your loan may be filled with a different or higher interest rate than offered at the time of selection. The interest rate is only fixed at the time of loan approval and not at the time of loan acceptance.

Participation in the mentioned lending pool within Demo Prime is exclusively conducted using YLDS. YLDS must be purchased prior to participating in the lending pool. No other tokens or currencies (including USD or USDC) can be used for lending in this pool.

YLDS Stablecoins are unsecured face-amount certificates and solely backed by the assets of Figure Certificate Company (FCC), who is the issuer of the certificates. More information about YLDS and FCC can be found here.